Nationwide U.S. Small Cap Value Fund Summary Prospectus March 1, 2014

Class/Ticker A NWUAX C NWUCX Institutional Service Class NWUSX Institutional Class NWUIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 35 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 91 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	None
Other Expenses[1]	0.31%	0.22%	0.20%	0.45%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.55%	2.21%	1.19%	1.44%
Fee Waiver/Expense Reimbursement[2]	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.49%	2.15%	1.13%	1.38%

1	“Other Expenses” has been restated to reflect current fees.
2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 1.09% until at least February 28, 2015. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, acquired fund fees and expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 38 of the Prospectus.

SP-USCV (3/14)

Summary Prospectus March 1, 2014	1	Nationwide U.S. Small Cap Value Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$718	$1,031	$1,366	$2,310
Class C shares	318	685	1,179	2,539
Institutional Service Class shares	140	450	781	1,719
Institutional Class shares	115	372	649	1,438

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$218	$685	$1,179	$2,539

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.48% of the average value of its portfolio.

Principal Investment Strategies

The Fund is designed to capture the returns and diversification benefits associated with equity securities of a broad and diverse cross-section of small-cap companies in the United States. The subadviser uses a market capitalization-weighted approach to invest in companies that are smaller than the 500th largest U.S. company. While the companies in which the Fund invests may vary in capitalization sizes under $6 billion, under normal circumstances, the Fund will:

—

hold at least 80% of the value of its net assets in common stocks of U.S. companies that have market capitalizations similar to those of companies included in the Russell 2000® Index (a measure of the performance of small-cap stocks) and

—

maintain an average portfolio market capitalization that is within the range of companies included in the Russell 2000® Value Index (a measure of the performance of small-cap stocks that meet the criteria for value investing).

The Fund buys “value stocks,” which are stocks of companies that the subadviser has determined primarily to have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their common stocks trade in the market.

Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes may be temporary.

The Fund is designed for long-term investors with a focus on investment in the range of small-cap companies, as opposed to individual stock selection.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Small companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Targeted strategy risk – a portfolio that targets its investments to companies of different sizes within a broad small-capitalization range may fail to produce the returns and/or diversification benefits of the overall U.S. small capitalization market.

Value style risk – value investing carries the risk that the market will not recognize a security’s book value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Summary Prospectus March 1, 2014	2	Nationwide U.S. Small Cap Value Fund

Annual Total Returns – Class A Shares (Years Ended December 31,)

Best Quarter:     23.27% – 3rd qtr. of 2009

Worst Quarter:     -26.79% – 4th qtr. of 2008

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns

For the Periods Ended December 31, 2013:

	1 Year	5 Years	Since Inception (Dec. 21, 2007)
Class A shares – Before Taxes	33.23%	19.32%	8.36%
Class A shares – After Taxes on Distributions	31.63%	18.83%	7.92%
Class A shares – After Taxes on Distributions and Sales of Shares	20.06%	15.79%	6.62%
Class C shares – Before Taxes	39.53%	19.99%	8.73%
Institutional Service Class shares – Before Taxes	41.54%	20.85%	9.54%
Institutional Class shares – Before Taxes	41.87%	21.19%	9.82%
Russell 2000® Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	34.52%	17.64%	8.04%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Dimensional Fund Advisors LP (“Dimensional”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Joseph H. Chi	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President, Dimensional	Since 2012
Jed S. Fogdall	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President, Dimensional	Since 2012
Henry F. Gray	Head of Equity Trading and Vice President, Dimensional	Since 2012

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Classes A, C): $0†
† Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

To Place Orders To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street, Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus March 1, 2014	3	Nationwide U.S. Small Cap Value Fund

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